EXHIBIT 10.64

                              TRITON ENERGY LIMITED
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                   AMENDED AND RESTATED RESTRICTED STOCK PLAN
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                                 THIRD AMENDMENT
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     This  Third  Amendment  to  the  Triton Energy Limited Amended and Restated
Restricted Stock Plan (this "Amendment") is executed by Triton Energy Limited, a Cayman Islands company ("Triton"), as of the effective date specified below.

                                R E C I T A L S:
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     A.     Triton  maintains  the  Triton  Energy  Limited Amended and Restated
Restricted Stock Plan (as amended to date, the "Plan"), the purpose of which is to encourage ownership of shares by employees of Triton and its subsidiaries and to provide incentives for the employees to promote the success of the business of Triton and its subsidiaries.

     B. Triton desires to amend the Plan to increase the number of Ordinary Shares issuable pursuant to the Plan.

     C. Triton will seek the approval of its shareholders to the amendment contemplated hereby at its annual meeting of shareholders to be held in 1999.


NOW, THEREFORE, in accordance with Section 1.7 of the Plan, the Plan is amended in the following respects:

1. The first sentence of Section 1.4. of the Plan is amended in its entirety to read as follows:

          "The maximum aggregate number of Ordinary Shares subject to the Plan shall be 300,000, subject to adjustments made in accordance with Section
1.9  and  Section  3.10  of  the  Plan."


     2. Except as amended by the provisions of this Amendment, all other provisions of the Plan remain in full force and effect.

     IN WITNESS WHEREOF, Triton Energy Limited has caused this Amendment to be executed by its duly authorized officer as of this 17th day of March, 1999.

                                                 TRITON  ENERGY  LIMITED



                                               By:_________________________
                                                  James C. Musselman, President
                                                  and Chief Executive Officer